Exhibit 99.1

Offerpad Announces $90 Million Private Placement

CHANDLER, Ariz. – February 1, 2023 – Business Wire – Offerpad Solutions Inc. (“Offerpad”, “Company”) (NYSE: OPAD), a leading real estate tech company built to simplify home buying and selling, announced today that it has entered into subscription agreements with a group of private investors, together with CEO Brian Bair and existing stockholders Roberto Sella and First American Financial Corporation, to purchase an aggregate of 160,742,959 prefunded warrants to purchase Offerpad’s Class A common stock. Each warrant was sold at a price of $0.5599 per warrant, with an initial exercise price of $0.0001 per warrant, subject to certain customary anti-dilution adjustment provisions, and was calculated based on a 20% discount to the 5-day closing price average on January 27, 2023.

The issuance of the shares of Class A common stock has been approved by Offerpad stockholders representing more than a majority of the voting power of the Company’s common stock, and Offerpad will prepare and file a related information statement with the Securities and Exchange Commission (“SEC”). The pre-funded warrants will not be exercisable until at least 21 days after the definitive information statement is filed with the SEC or such later time as is necessary to comply with the listing requirements of the New York Stock Exchange.

The Company plans to use the proceeds from the private placement for general corporate purposes.

The pre-funded warrants and the shares of Offerpad’s Class A common stock issuable upon exercise of the warrants are being issued and sold pursuant to an exemption from registration provided for under the Securities Act of 1933, as amended (the “Securities Act”), and neither the pre-funded warrants nor the shares of Offerpad’s Class A common stock issuable upon exercise of the warrants have been registered under the Securities Act. The securities may not be offered or sold in the United States, except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act. Offerpad has agreed to file a registration statement with the SEC registering the resale of the shares of its Class A common stock issuable upon exercise of the pre-funded warrants issued and sold in the private placement.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

About Offerpad

Offerpad’s mission is to deliver the best home buying and selling experience so you can spend less time ‘real estat-ing’ and more time living. From cash offers and flexible listing options to mortgages and buyer services, Offerpad has been helping homeowners since 2015. We pair our local expertise in residential real estate with proprietary technology to put you in control of the process and help find the right solution that fits your needs. Visit Offerpad.com for more information.

Forward Looking Statements

Certain statements in this press release may be considered forward-looking statements. Forward-looking statements generally relate to future events or Offerpad’s future financial or operating performance. For example, statements regarding the closing of Offerpad’s private placement and Offerpad’s use of proceeds from the private placement, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “pro forma,” “may,” “should,” “could,” “might,” “plan,” “possible,” “project,” “strive,” “budget,” “forecast,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Offerpad and its management, are inherently uncertain. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Offerpad does not undertake any duty to update these forward-looking statements.

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Contacts

Investors

Stefanie Layton

Investors@offerpad.com

Media

Press@Offerpad.com